                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 1, 2006

                          THIRD WAVE TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in Its Charter)


Delaware                                 000-31745               39-1791034
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
of Incorporation)                       File Number)         Identification No.)


502 South Rosa Road,       Madison, Wisconsin                       53719
----------------------------------------------               -------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (608) 273-8933
                                 --------------
              (Registrant's Telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective September 1, 2006 Third Wave Technologies ("TWT") amended its existing lease with University Research Park, Inc. for the building located at 502 South Rosa Road in Madison, WI.

Pursuant to the terms of the amendment (1) TWT's Addition Improvement rent balance of $1,905,502 was reduced to $1,000,000 payable in four equal installments of $250,000 on the 1st day of January, April, July, and October, 2007, (2) the required security deposit in the form of a cash deposit or letter of credit, was reduced from $1,300,000 to $1,000,000 and (3) the term for the New Building Addition (approximately 70% of total space) was extended from September 30, 2011 to September 30, 2014.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THIRD WAVE TECHNOLOGIES, INC.



Date: September 8, 2006                    By:  /s/ Cindy Ahn
                                            ------------------------------------
                                            Name:  Cindy Ahn
                                            Title: Vice President and
                                                   General Counsel